GOLDMAN SACHS TRUST

Supplement dated June 20, 2017 to the

Summary Prospectus, dated April 28, 2017, as supplemented June 20, 2017 for the

Goldman Sachs Equity Income Fund (the “Fund”)

Class T Shares for the Fund are not currently offered by the Goldman Sachs Trust.

This Supplement should be retained with your Summary Prospectus for future reference.

EQVAL2CLTSHR 06-17